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Item 2(k)(6) – MES ADS Letter Agreement

Alibaba Group Holding Limited

As of June 1, 2016

Citibank, N.A - ADR Department
388 Greenwich Street
New York, New York 10013

West Raptor Holdings, LLC

U.S. Bank National Association

Mandatory Exchangeable Trust

Alibaba Group Holding Limited

MES ADS Letter Agreement

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of September 24, 2014 as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”). Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement

West Raptor Holdings, LLC (the “Shareholder”) and Mandatory Exchangeable Trust (the “Trust”) have entered into a series of transactions pursuant to which the Trust will, on or about June 10, 2016 (the “MES Issuance Date”), issue Mandatory Exchangeable Trust Securities (“MES(s)”), the terms of which are described in the offering circular dated June 1, 2016 (the “Offering_Circular”), a copy of which is being provided to the Depositary herewith. In addition, if the initial purchasers named in the Offering Circular exercise their option to purchase additional MESs (the “Initial Purchasers Option”), the Trust will issue additional MESs on a date selected by the Initial Purchasers in accordance with the Offering Circular (the “Additional MES Issuance Date” and, together with the MES Issuance Date, the “MES Issuance Dates”) Pursuant to the terms of the MESs- the Trust will enter into a forward purchase contract (the “Forward Purchase Contract”) with the Shareholder. Pursuant to the terms of the Forward Purchase Contract, the Shareholder may from time to time prior to the termination of the Forward Purchase Contract deliver (including by causing to deliver on its behalf) ADSs or Restricted ADSs (as applicable) to the Trust in settlement (in whole or in part) of its obligations thereunder (whether upon maturity or acceleration of the Forward Purchase Contract, including such a delivery caused by the Collateral Agent (as defined below) in connection with foreclosure upon an event of default as described below) (each such delivery an “Exchange Event”).
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Following delivery of ADSs or Restricted ADCs (as applicable) to (or to the order of) the Trust the Trust will exchange the ADSs or Restricted ADSs (as applicable) together with any other Exchange Property (as defined in the Forward Purchase Contract) for any or all outstanding MESs (as provided in the Amended and Restated Trust Agreement between the Settlor, the Retiring Trustee and the Trustees named therein, dated as of June 1, 2016).

Upon the occurrence of any Exchange Event. Shares may be deposited with the Depositaiy’s Custodian in accordance with the procedure set forth in Section 1 below by or on behalf of the Shareholder or. in the event of an event of default, by U.S. Bank National Association as collateral agent (the “Collateral Agent”) pursuant to the terms of the Collateral Agreement to be entered into on the initial issuance date of the MESs among the Shareholder, the Trust, and the Collateral Agent (the “Collateral Agreement”) (the Shareholder and the Collateral Agent each, a “Depositor”, as applicable) under the terms of the Deposit Agreement (as supplemented by this Letter Agreement) for the purpose of issuance and delivery of ADSs by the Depositary as follows:

(i)	Upon an Exchange Event occurring prior to the expiration of the one (1) year period following the latest MES Issuance Date, in which case the deposit of such Shares would give rise to the issuance and delivery of Restricted ADSs (“Scenario I MES ADS Issuance”-): or

(ii)	Upon an Exchange Event occurring after the expiration of the one (1) year period following the latest MES Issuance Date, in which case the deposit of such Shares would give rise to the issuance and deli very of freely transferable ADSs (‘“Scenario II MES ADS Issuance”, and, together with the Scenario I MES ADC Issuance, the “MES ADS Issuances”!.

The Company desires to establish procedures to enable the MES ADS Issuances under the terms of the Deposit Agreement as supplemented by this Letter Agreement. The Depositary agrees to accommodate the Restricted MES ADS Issuances upon the terms of the Deposit Agreement as supplemented by this Letter Agreement. The parties agree that the terms of the Deposit Agreement are supplemented by this Letter Agreement to establish procedures for the MES ADS Issuances, it being understood that nothing in this Letter Agreement shall adversely affect any Depositor’s rights under the Deposit Agreement (without regard to this Letter Agreement) with respect to the deposit of Chares (and procedures relating thereto)

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the MES ADS Issuances, and (ii) certain ancillary transactions further described below. The Company and the Depositary agree that a form of this Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to tins Letter Agreement hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.             Depositary Procedures. Subject to compliance with all provisions and procedures set forth in the Deposit Agreement as supplemented by this Letter Agreement, the Company irrevocably consents, under Section 2,3 of the Deposit Agreement, to (i) the deposit by the relevant Depositor of up to 71.720,000 Shares (or up to 86,064 000 Shares if the Initial Purchasers’ Option is exercised in full) (in each case, as adjusted from time to time for share splits and combinations, stock dividends and similar events, including, without limitation, any other securities and property issued as a distribution on, or in exchange for, the Shares, but only to the extent that such other securities and property are then underlying the ADSs) in connection with the transactions contemplated by the Forward Purchase Contract and (i) the issuance and delivery by the Depositary to the Trust of the corresponding number of freely transferable ADSs or Restricted ADSs (as applicable) in respect thereof as an MEG ADS Issuance upon the terms contemplated in this Letter Agreement (the ADSs or Restricted ADSs to be issued pursuant to an MEG ADS Issuance, the “MEG ADSs” and the Shares to be deposited to be represented by the MEG ADSs, the “MEG Shares”).
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In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2 .14 of the Deposit Agreement as supplemented by this Letter Agreement, to establish procedures set forth in this Letter Agreement to enable (x) the deposit of the MES Shares with the Depositary’s Custodian by the relevant Depositor as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery by the Depositary to the Trust of the corresponding MES ADSs under the terms of this Letter Agreement upon deposit of such MEG Shares, and (y) if then permitted under applicable law, the transfer of the MEG Restricted ADSs (as defined below), the removal of the transfer and other restrictions with respect to MEG ADSs issued as Restricted ADSs (the “MES Restricted ADSs”) in order to create unrestricted, freely transferable ADSs, and the withdrawal of the MEG Shares represented by MES Restricted ADSs, in each case upon the terms and conditions set forth m the Deposit Agreement as supplemented by the terms of this Letter Agreement, Nothing contained in this Letter Agreement shall in any way (i) obligate the Depositary or give authority to the Depositary, to accept any Shares for deposit other than the MES Shares described herein for deposit under the terms hereof, (ii) obligate the Shareholder to deposit any Shares or (iii) restrict the ability of the Shareholder to transfer the Shares or deposit the Shares otherwise than in accordance with the transactions contemplated hereby. For the avoidance of doubt, neither the Depositary nor the Company will require any procedures for, or unpose any restrictions on, the issuance, transfer or cancellation of MES ADSs in addition to the procedures set forth in this Letter Agreement, except to the extent required by then applicable law. To the extent that either the Depositary or the Company determines after the date hereof, that an additional procedure or procedures are required by then applicable law for the issuance, transfer or cancellation of MES ADSs in addition to the procedures set forth in this Letter Agreement, it shall promptly provide notice to all the other parties hereto describing such additional procedure(s).

2.             Company Assistance. The Company agrees to (i) provide commercially reasonable assistance, upon the request of and to, the Depositary in the establishment of the procedures referred to in Section 1 of this Letter Agreement in accordance with then applicable law and (ii) to the extent there is a change in applicable law or generally accepted interpretation of applicable law from the one existing on the date hereof (of which change a party asserting such change shall provide a prompt notice to all the other parties hereto) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the MES Shares, the issuance of the MES ADSs, the conversion of MES Restricted ADSs into freely transferable ADSs, and the withdrawal of MES Shares represented by MES Restricted ADSs, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing lights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.
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In furtherance of the foregoing:

(a)	The Company confirms that (x) the MES Shares (i) have been duly authorized, were validly issued, and are fully paid and non assessable, (ii) rank pari passu in all respects, and are fully fungible (other than with respect to restrictions on transfer under applicable securities laws), with the Shares presently on deposit with the Depositary’s Custodian under the Deposit Agreement, (111) have not been stripped of any lights or entitlements by the Company, and wilI not be stripped of any rights or entitlements by the Company prior to, or upon, deposit with the Depositary’s Custodian, (iv) are, to the Company’s knowledge, free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim in favor of the Company, and (v) were, to its knowledge, based in part on a representation to it from the Shareholder, shares issued to SB China Holdings Pte. Ltd., a wholly owned subsidiary of SoftBank Group Corp., prior to the listing of the Shares (in the form of ADSs) on The New York Stock Exchange, (y) all statutory pre-emptive rights in favor of the Company with respect to the MES Shares have been validly waived or exercised, and (z) to the Company’s knowledge, none of the terms of this Letter Agreement, and none of the transactions contemplated in this Letter Agreement, violate any court judgment 01 order issued against the Company or any material contract to which it is a party

(b)	The Company shall at the time of execution of this Letter Agreement cause (A.) its U.S. counsel to deliver an opinion to the Depositary and the Company as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) its Cayman counsel to deliver an opinion to the Depositary and the Company as of the date hereof stating, inter alia. that (i) the execution and delivery of this Letter Agreement do not, and the performance by the Company of its obligations under this Letter Agreement will not, conflict with or result in a breach of any of the terms or provisions of the memorandum and articles of association of the Company 01 any law applicable to the Company currently in force in the Cayman Islands, (ii) the execution, delivery and performance of this Letter Agreement have been duly authorized by and on behalf of the Company and this Letter Agreement has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, and (iii) no authorizations, consents or approvals are required by Cayman law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with the execution, creation, or delivery of this Letter Agreement, or the performance by the Company of its obligations under this Letter Agreement, or the deposit of the MEG Shares under the Deposit Agreement and this Letter Agreement.
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(c)	The Company shall cause the Depositary to keep in reserve from the current Registration Statement on Form F-6 for the Company’s ADS Program a sufficient number of ADSs to cover the MES ADS Issuances, and, if applicable, shall cause additional ADSs to be registered under a new Registration Statement on Form F-6 to be filed with the SEC to cover the MES ADS Issuances.

3.             Limitations on Issuance of MES ADSs. The Company hereby instructs the Depositary, and the Depositaxy agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, and within two New York business days of receiving (i) a duly completed and signed Deposit Certification and Delivery Instruction substantially in the form attached hereto as Exhibit A (the “Deposit Certification and Delivery Instruction”) from the relevant Depositor, (ii) confirmation from the Custodian (which the Depositary undertakes to promptly procure delivery of) following its receipt of a duly signed certified excerpt of the register of members of the Company from the Share Registrar evidencing that the record ownership of the MES Shares deposited by the applicable Depositor have been transferred by the Share Registrar into the Custodian’s name, and (iii) confirmation of the payment of the applicable fees and taxes, it being understood and acknowledged that (x) as of the date hereof, the Depositary would not require payment of any taxes or delivery of any certifications as to the non-payment of taxes as a condition to the issuance of MES ADSs in accordance with the terms of this Agreement, and, after the date hereof, to the extent (A) the Depositary becomes aware of the applicable taxes payable in connection with, or (B) the Depositary changes us requirements, for the issuance of MES ADSs to the extent permitted hereby, it shall promptly provide notice of such applicable taxes or change of requirements to all the other parties hereto and (y) the Depositary hereby waives any otherwise applicable expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of the corresponding ADSs, to issue and deliver MES ADSs as follows

(a)	In the case of a Scenario I MES ADS Issuance, the Depositary will issue the corresponding MES Restricted ADSs in the name of Cede & Co, as nominee for DTC. and deliver such MES Restricted ADSs free of payment to DTC in connection with the credit by DTC of the MES Restricted ADSs against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books, provided, that, prior to such issuance, the Depositary and the Company each receives an opinion from a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder, or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder 01 the Initial Purchasers’) substantially in the form attached hereto as Exhibit E -1; or

(b)	In the case of a Scenario II MES ADS Issuance, the Depositary will issue the corresponding freely transferable MES ADSs in the name of Cede & Co, as nominee for DTC, and deliver such MES ADGs free of payment to DTC in connection with the credit by DTC of the freely transferable ADSs against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books, provided, that, prior to such issuance, the Depositary and the Company each receives an opinion from a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder, or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder or the Initial Purchasers) substantially in the form attached hereto as Exhibit E-2.
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4.            MES Restricted ADSs. The Depositary is hereby authorized and directed, notwithstanding the terms of Section 2.14 of the Deposit Agreement, to issue the MES Restricted ADSs issued pursuant to this Letter Agreement as Rule 144A eligible securities in DTC, subject to the restrictions specified in this Section 4 The books of the Depositary shall identify the MES Restricted ADSs, if any, as “restricted”. The Depositary shall cause any MES Restrrcted ADSs issued to be DTC-eligible (notwithstanding the limitations of Section 2.14 of the Deposit Agreement), to be separately identified on the books of the Depositary under Cusip No.: 01609W 201 and any MES Shares represented by MES Restricted ADSs to be held, to the extent practicable, separate and distinct by the Depositary’s Custodian from the other Deposited Securities held by the Depositary’s Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs

Any ADR issued to evidence MES Restricted ADSs issued pursuant to this Letter Agreement shall bear a legend substantially in the form of the following legend:

THE MES RESTRICTED AMERICAN DEPOSITARY SHARES (“MES RESTRICTED ADSs”) EVIDENCED HEREBY AND THE UNDERLYING ORDINARY SHARES (“MES RESTRICTED SHARES’”) OF ALIBABA GROUP HOLDING LIMITED (THE “COMPANY”) REPRESENTED BY MES RESTRICTED ADSs ARE SUBJECT TO THE TERMS OF THE MES ADS LETTER AGREEMENT, DATED AS OF JUNE 1, 2016 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “MES ADS LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 24, 2014, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HERIN HAVE THE MEANING GIVEN TO SUCH TERMS IN THE MES ADS LETTER AGREEMENT. OR IF NOT DEFINED THEREIN. IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE MES RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE MES RESTRICTED ADSs AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE MES ADS LETTER. AGREEMENT. AT THE TIME OF ISSUANCE OF THE MES RESTRICTED ADSs, THE MES RESTRICTED SHAPES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). AND SUCH MES RESTRICTED SHARES AND MES RESTRICTED ADSs HAL NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD. PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOP ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A. (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY PULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER. THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER. THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
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NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALIBABA GROUP HOLDING LIMITED, OR. PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALIBABA GROUP HOLDING LIMITED DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHER WISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN AND ANY ACQUISITION OF THESE MES RESTRICTED ADSs EVIDENCED HEREBY BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO.

PRIOR TO THE WITHDRAWAL OF THE MES RESTRICTED SHARES, A HOLDER OF MES RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY AN MES RESTRICTED ADS WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE MES ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE MES ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THEMES RESTRICTED ADSs AND THE MES RESTRICTED SHARES REPRESENTED THEREBY UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE MES ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED WITHOUT LIMITING THE FOREGOING, THE COMPANY, THE DEPOSITARY AND THE TRUST RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE A VAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE MES RESTRICTED SHARES OR THE MES RESTRICTED ADSs A COPY OF THE DEPOSIT AGREEMENT AND OF THE MES ADS LETTER AGREEMENT MAY EE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS.

5.             Limitations on Transfer of MES Restricted ADRs. The Restricted ADR(s) evidencing MES Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) a duly completed and signed MES Restricted ADR Transfer Certification from the transferring Holder substantially in the form attached hereto as Exhibit B (the “MES Restricted ADR Transfer Certification”), and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of a nationally recognized law firm reasonably acceptable to the Depositary as to compliance with the terms of the legend set forth above in Section 4) and delivered to the Depositary and the Company; it being understood that any transfer of MES Restricted ADSs within DTC by DTC Participants shall not give rise to any document deb very requirement under this Section 5.
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6.             Limitations On Cancellation of MES Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any MES Shares or cancel any MES Restricted ADSs for the purpose of withdrawing the underlying MES Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (ii) the Depositary shall have received from the person requesting the withdrawal of the MES Shares a duly completed and signed MES Restricted ADS Withdrawal Certification substantially m the form attached hereto as Exhibit C (the “MES Restricted ADS Withdrawal Certification”)

7.             Fungibility. The MES ADSs that are not MES Restricted ADSs shall in all respects be fungible with the ADSs currently outstanding under the Deposit Agreement that are not Restricted ADSs. Except as contemplated herein and except as required by applicable law, the MES Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of MES Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement (except as contemplated in this Letter Agreement).

8.             Limitations On Exchange of MES Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the MES Restricted ADSs, if any, and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed MES Restricted ADS Exchange Certification from the applicable holder substantially in the form attached hereto as Exhibit D, (the “MES Restricted ADS Exchange Certification”), (ii) an opinion of a nationally recognized law firm reasonably acceptable to the Depositary delivered to the Depositary and the Company stating that MES Restricted ADSs and the MES Shares represented thereby may be sold without registration under the Securities Act. (iii) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement (unless waived by the Depositary), and (iv) any other documents as may be reasonably requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

9.             Removal of Restrictions from MES Restricted ADSs. The Depositary shall remove all stop transfer notations from its records in respect of the MES Restricted ADSs and shall treat such MES Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (i) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified MES Restricted ADSs and to treat such MES Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (ii) an opinion of a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder or the Initial Purchasers) substantially in the form attached hereto as Exhibit F and delivered to the Depositary and the Company Upon receipt of such instructions and such opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable MES Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as MES Restricted ADSs, and (b) making the formerly MES Restricted ADSs eligible for Pre- Release Transactions and for inclusion in DTC on the same terms as the ADSs that are not Restricted ADSs
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10.          Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants as of the date hereof and as of the date of deposit of MES Shares in exchange for MES ADSs under this Letter Agreement that none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against it or any material contract to which it is a party and the MES Shares were issued prior to the listing of the Shares (in the form of ADSs) on The New York Stock Exchange (and as such their resale is permitted under Rule 144A of the Exchange Act). Such representations and warranties shall survive each deposit of MES Shares and the applicable MES ADS Issuance The Shareholder further confirms that the representations and warranties set forth in Section 3.3 of the Deposit Agreement will apply, and be true and correct, with any MES Shares that may be deposited hereunder. The Shareholder further represents and warrants that the MES Shares were acquired from SB China Holdings Pte. Ltd , which acquired the Shares directly from the Company prior to September 18, 2014.

11.          Covenant of the Trust. The Trust shall promptly give written notice to the Depositary of the latest MES Issuance Date and the Depositary shall be entitled to conclusively rely on such notice in connection with the issuance of the corresponding MES ADSs.

12.          Depositary Fees. The Shareholder agrees to (x) pay to the Depositary (i) US$250 ,000 00 on the initial MES Issuance Date for the establishment of the MES Restricted ADS program pursuant to the terms of this Letter Agreement, (ii) US$250,000.00 on the initial MES Issuance Date for the maintenance and operation of the MES Restricted ADS program under the terms of this Letter Agreement, and (iii) an MES ADS issuance fee of $0.05 per MES ADS issued pursuant to the terms of this Letter Agreement, and (y) reimburse the Depositary for the reasonable legal fees and expenses incurred in connection with establishment and maintenance of the MES Restricted ADS program pursuant to the terms of this Letter Agreement and the negotiation of the terms of this Letter Agreement, which, as of the date hereof, are not expected to exceed US$150,000 00.

13.          Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5 8 of the Deposit Agreement shall apply to the acceptance of MES Shares for deposit, the issuance of MES ADSs and MES Restricted ADSs, the transfer of the MES Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to MES ADSs/MES Restricted ADSs and the withdrawal of MES Shares, in each case upon the terms set forth herein as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement
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The Shareholder agrees to indemnify and hold harmless the Company, the Depositary the Custodian and any of their respective directors, officers, employees, agents and Affiliates against, and hold each of them harmless from, any direct loss, liability, tax, charge or expense of any kind whatsoever (including, but not limited to. the reasonable fees and expenses of counsel) that may arise out of the actions taken by any of them in connection with any Restricted MEG ADS Issuance under the terms of this Letter Agreement, including- without limitation, the issuance of MES Restricted ADSs the transfer of the MES Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to MES Restricted ADSs, in each case upon the terms set forth herein, except to the extent that such loss, liability tax, charge or expense is due to the negligence or bad faith of any of the parties indemnified hereunder.

14.          Cooperation. Each of the parties shall, and shall use commercially reasonable efforts to procure that any necessary third parties shall, execute and deliver to the other parties such other instruments and documents and take such other act ion as is reasonably necessary to fulfill the provisions of this Letter Agreement in accordance with its terms.

15.          Governing Law and Jurisdiction. This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof shall be governed by, the laws of the State of New York applicable to contracts made and to be wholly performed in that state.

The patties agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of, or in connection with this Letter Agreement and. for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts.

The Company confirms that it has designated and appointed Corporation Service Company, located at 1180 Avenue of the Americas, Suite 210.. New York, NY 10036-8401 as its agent for service of process in any proceedings before any United States Federal or State court sitting in New York City in connection with the Deposit Agreement and this Letter Agreement.

The parties irrevocably waive to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or in connection with this Letter Agreement, and any objection that they may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in a any court as provided in this Section 15, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties further irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim., any right of immunity from legal action, suit or proceeding; from setoff or counterclaim, from the jurisdiction of any court from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Letter Agreement.

To the fullest extent permitted by applicable law, each party hereto (other than the Shareholder and the Company) agrees that until one year (or, if longer, the applicable preference period then in effect) and one day after the settlement in full of all of the obligations of the Shareholder under the Forward Purchase Contract, it shall not file any petition with respect to the Shareholder under the U.S. bankruptcy code or any analogous state or foreign law, in any such case seeking or consenting to (i) a determination of bankruptcy or insolvency with respect to the Shareholder, (ii) a liquidation, dissolution, arrangement or similar relief with respect to the Shareholder, (iii) the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for the Shareholder or for all or any substantial portion of its properties or (iv) other relief that, would constitute a bankruptcy with respect to the Shareholder or all or substantially all of its property With respect to the foregoing sentence, (i) the agreement of the Depositary is being made at the instruction of the Company, the Shareholder, the Trust and the Collateral Agent, and (ii) the agreement, of Citibank is being made solely in its capacity as Depositary.
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Nothing in this Letter Agreement shall preclude, or be deemed to estop, the Depositary or the Company (i) from taking any action prior to the expiration of the aforementioned one year for, if longer , the applicable preference period then in effect) and one day period in (A) any case or proceeding voluntarily filed or commenced by the Shareholder or (B) any involuntary insolvency proceeding filed or commenced by a person other than the Depositary or the Company, as applicable or (ii) from commencing against the Shareholder or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

16.           Notices All notices, requests and other communications required or permuted under, or otherwise made m connection with, this Letter Agreement, shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) upon confirmation of receipt, when transmitted by facsimile transmission on a New York business day, (iii) on receipt, after dispatch by registered or certified mail, postage prepaid, (iv) 72 hours after dispatch, if transmitted by a reputable international courier service (with confirmation of delivery), and (v) when sent, if sent by email on a New York business day in each case, addressed as follows

If to the Company do Alibaba Group Services Limited, 26/F Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong, Attention. General Counsel, facsimile: +852 2215 5200, email tim.steinert@hk.alibaba inc.com, or to any other address which the Company may specify in writing to the parties.

If to the Depositary; (A) (in the case of any Deposit Certification and Delivery Instruction, MES Restricted ADR Transfer Certification or MES Restricted ADS Withdrawal Certification) Citibank, N.A., 480 Washington Boulevard, Jersey City. New Jersey 07310, U.S.A , Attention’ Christian Glynn (with a copy by email to hank hui@citi com and ahrum.danker@citi com), or (B) (in the case of any other notices, requests or other communications) Citibank, N.A., 388 Greenwich Street, New York, New York 10013, U.S.A.. Attention: Depositary Receipts Department, facsimile : 212 816.-6876., email: hank .hui@citicom, ahrum.danker@cm com and hhraspe@pbwt.com or, in each case, to any other address which the Depositary may specify in writing to the parties

If to the Shareholder: West Raptor Holdings, LLC, 103 Foulk Road, Suite 202, Wilmington, Delaware 19803, U.S.A. Attention Nikesh Arora. Alok Sama and Jonathan Bullock, facsimile: 302- 652-8667, email nikesh@softbank.com and alok@softbank.com and jb@softbank.com, or to any other address which SoftBank Group Corp. may specify in writing to parties;
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with a copy (which shall be required to constitute notice) to:

Sullivan & Cromwell LLP

1870 Embarcadero Rd
Palo Alto, CA 94303
USA
Attn: John L Savva and Sarah P. Payne
Fax. 650-461-5700
Email: savvaj(a)sullcrom.com and pavnesa@sullcrom.corn:

If to the Collateral Agent, U.S. Bank National Association, Global Corporate Trust Services, 101 North First Avenue, Suite 1600 Phoenix, AZ 85003, Attention: Mary Ambriz-Reyes , telephone: 602-257-5430, facsimile: 602-257¬5433, or to any other address which the Collateral Agent may specify in writing to parties.

If to the Trust Mandatory Exchangeable Trust. 850 Library Avenue. Suite 204. Newark Delaware 19711, facsimile: 302-738-7210;

with a copy to:

U.S. Bank National Association, Global Corporate Trust Services,
c/o West Raptor Holdings, LLC, 101 North First Avenue, Suite 1600 Phoenix,
AZ 85003, Attention Mary Ambriz Reyes, telephone: 602-257-5430, facsimile
602-257-5433.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.
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The parties have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

ALIBABA GROUP HOLDING LIMITED

By:
Name: Timothy A. Steiner
Title General Counsel and Secretary

[Signature Page to the ADS Procedures Agreement]

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WEST RAPTOR HOLDINGS, LLC

By:
Name. Nikesh Arora
Title. Director

[Signature Page to the ADS Procedures Agreement]

[Signature Page to the ADS Procedures Agreement]

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MANDATORY EXCHANGEABLE TRUST

By:
Name: Donald J. Puglisi
Title: Managing Trustee

[Signature Page to the ADS Procedures Agreement]

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U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature Page to the ADS Procedures Agreement]

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CITIBANK, N.A., as Depositary

By:
Name:
Title:

[Signature Page to the ADS Procedures Agreement]

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EXHIBITS

A           Deposit Certification and Delivery Instruction
B           MES Restricted ADR Transfer Certification
C           MES Restricted ADS Withdrawal Certification
D           MES Restricted ADS Exchange Certification
E-l         Form of Opinion 10 Depositary For Scenario I MES ADS Issuance
E-2        Form of Opinion to Depositary For Scenario II MES ADS Issuance
F           Form of Opinion to Depositary for Removal of Restrictions from MES Restricted ADSs

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EXHIBIT A
to

MES ADS Letter Agreement, dated as of June 1,2016
(the “MES AD_S Letter Agreement”), by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory Exchangeable Trust
and
Citibank, N.A.

DEPOSIT CERTIFICATION AND DELIVERY INSTRUCTION

___________________, _______

Citibank, N.A,
    as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York. New York 10013
Attention: Account Management

Alibaba Group Holding Limited MES ADSs

Dear Sirs:

Reference is hereby made to (I) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Benefieial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ADS Letter Agreement”), by and among the Company, West Raptor Holdings, LLC, U.S. Bank National Association, Mandatory Exchangeable Trust and the Depositary Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

The undersigned, as depositor of MES Shares (the “Depositor”) hereby deposits . MES Shares and requests the issuance and delivery by the Depositary of the corresponding (i) MES Restricted ADSs (in the case of a Scenario I MES ADS Issuance), or (ii) freely transferable MES ADSs (in the case of a Scenario II MES ADS Issuance).

The Depositor hereby certifies to the Depositary that (please check applicable box).
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1.	____ At least one (1) year has passed since the latest MES Issuance Date (a Scenario 1 MES ADS Issuance).

2.	____Less than one (1) year has passed since the latest MES Issuance Date (a Scenario II MES ADS Issuance).

Subject to the Depositary’s receipt of the requisite legal opinion described in the MES ADS Letter Agreement,, the Depositor hereby instructs the Depositary to issue and deliver the number of applicable MES ADSs corresponding to the number of deposited MES Shares noted above by means of book-entry transfer to DTC in connection with the credit by DTC of the applicable MES ADSS against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books,

The Depositor has caused this Deposit Certification and Delivery Instruction to be executed and delivered on its behalf by its respective officers thereunto duly authorized as of the date set forth above.

[DEPOSITOR NAME]

By:
Name:
Title:
A-2

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EXHIBIT B
to

MES ADS Letter Agreement, dated as of June 1, 2016
(the “MES ADS Letter Agreement”)., by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory Exchangeable Trust
and
Citibank, N.A

MES RESTRICTED ADR TRANSFER CERTIFICATION

___________________

Citibank N.A.,
as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013

Attention: Account Management

Alibaba Group Holding Limited MRS Restricted ADR (Cusip No 01609W 201)

Dear Sirs.

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”). Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ADS Letter Agreement”),, by and among the Company, West Raptor Holdings, LLC, U.S. Bank National Association, Mandatory Exchangeable Trust, and the Depositary.Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

In connection with the transfer of the MES Restricted ADR.(s) surrendered herewith (the “Surrendered MES Restricted ADR(s)”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that the Surrendered MES Restricted ADR(s) is/are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144 A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADR(s) for investment purposes only without a view to distribution.

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The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take the MES Restricted ADR(s) subject to the same restrictions on transfer set forth in the MES Restricted ADR(s) and in the MES ADS Letter Agreement.

By:
Name:
Title:

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MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.
The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

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Schedule I
The MEG Restricted ADR(s) is/are to be issued in the name of, and delivered to, the following person(s) :
Name of Transferee:
Street Address:
City. State, and Country
Nationality:

Social Security 01 Tax Identification Number

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EXHIBIT C
to
MES ADS Letter Agreement, dated as of June 1, 2016
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory Exchangeable Trust
and
Citibank, N.A.

MES RESTRICTED ADS WITHDRAWAL CERTIFICATION

___________________, _______

Citibank. N.A.,
  as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York10013
Attention: Account Management

Alibaba Group Holding Limited MES Restricted ADSs (Cusip No.: 01609W 201)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ADS letter Agreement”), by and among the Company. West Raptor Holdings, LLC, U .S. Bank National Association, Mandatory Exchangeable Trust, and the Depositary Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

1.            This MES Restricted ADS Withdrawal Certification is being furnished in connection with the withdrawal of MES Shares upon surrender of MES Restricted ADSs to the Depositary.

2.            We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the MES Restricted ADSs and the MES Shares represented thereby have not been registered under the Securities Act.

3.            We certify that either (check one):

(a)           ______          we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the tune of withdrawal will have sold or otherwise transferred, the MEG Restricted ADSs or the MES Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined 111 Regulation S under the Securities Act) in accordance with Rule 904 of Regulation G under the Securities Act. provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

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(b)           ______          we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the MES Restricted ADSs or the MES Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c)           ______          we will be the beneficial owner of the MES Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the MES Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such MES Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such MES Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement)

The undersigned hereby instructs the Depositary to cancel the MES Restricted ADSs specified below, to deliver the MES Shares represented thereby as specified below The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

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Name of Owner
Social Security Number or
Taxpayer Identification Number of Owner
Account Number of Owner:
Number of MES Restricted ADSs to be cancelled:
Delivery Information for delivery of MES Shares Represented by MES Restricted ADSs to be cancelled:
Date:

Signature of Owner	(Identify Title if Acting in Representative Capacity)

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MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association. Inc.
The signatures(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

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EXHIBIT D
to

MES ADS Letter Agreement, dated as of June 1,2016
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National Association, Mandatory Exchangeable Trust
and
Citibank, N.A.

MES RESTRICTED ADS EXCHANGE CERTIFICATION

_______________,____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Account Management

Alibaba Group Holding Limited MES Restricted ADSs (Cusip No. 01609W 201)

Dear Sirs.

Reference is hereby made to (i) the Deposit Agreement dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”). Citibank. N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ADS Letter Agreement”), by and among the Company, West Raptor Holdings, LLC, U.S. Bank National Association, Mandatory Exchangeable Trust, and the Depositary Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

This MES Restricted ADS Exchange Certification is being provided in connection with our request to the Depositary to transfer the MES Restricted ADSs specified below (CUSIP No.: 01609W 201) registered in the name of the undersigned or the undersigned’s designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

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The undersigned certifies that (please check appropriate box below):

☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its MEG Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Pule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

☒Sale Exempt from Registration (Fast Six Months Sales only): (x) the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the MES Restricted Shares represented by such MES Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

OR

☒Sale Exempt from Registration Post One Year Sales only): (x) the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the MES Restricted Shares represented by such MES Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

☐Sale Exempt from Registration (other than Post Six Months Sales or Post One Year Sales): the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act); [Example: Reg S sale and Rule 144 sale by affiliates]

** A “no-registration” opinion of U.S. counsel needs to be delivered to the Depositary

OR

** ☐Transfers Exempt from Registration (other than sales above): the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act); [Example: In -kind distribution to partners of partnership]

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OR

** ☐Other:		.
[Please fill in details]

[The MES Restricted ADSs and the MES Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities “ (within the meaning of Rule 144(a)(3) under the Securities Act)] [Example: Transfer in connection with pledge]

** A “no registration” opinion of U.S. counsel needs to be delivered to the Depositary and the Company

The undersigned hereby requests that the Depositary:

(i)	Accept delivery from the undersigned and cancel the following number of MES Restricted ADSs:

MEC Restrirted ADSs (CUSIP No. : 01609W 201), and

(ii)	following the receipt and cancellation of the MES Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

(CUSIP No.: 01609W102)

to the person(s) identified below
1.           If ADSs are to be issued and delivered by means of book entry transfer to the DTC account of the undersigned:
Name of DTC Participant acting for undersigned:

DTC Participant Account No.:

Account No. for undersigned at DTC Participant (f/b/o information):

Onward Delivery Instructions of undersigned:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC Participant-

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2.            If ADCs are to be issued delivered in the form of Uncertificated Restricted ADSs or in the form of an ADR:
Name of Purchaser/Transferee:
Street Address:
City, State, and Country.
Nationality:
Social Security or Tax Identification Number:

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The undersigned hereby instructs the Depositary to cancel the MES Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned
Name of Owner:
Social Security Number or
Taxpayer Identification Number of Owner:
Account Number of Owner:
Date:
Signature of Owner:
(Identify Title if Acting in Representative Capacity)

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MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing This Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association. Inc.
The signatures(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

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EXHIBIT E-l
to

MES ADS Letter Agreement, dated as of June 1, 2016
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory’ Exchangeable Trust
and
Citibank, N.A.

 FORM OF OPINION TO DEPOSITARY FOR SCENARIO I MES ADS ISSUANCE

[Date of Deposit of Shares]

Citibank. N.A ,
 as Depositary
ADR Department
388 Greenwich Street. 14th Floor
New York, New York 10013

Alibaba Group Holding Limited

Ladies and Gentlemen

In connection with the proposed delivery of [                      ]            ordinary shares, par value US$[ ] per share (the “Shares”), of Alibaba Group Holding Limited (the “Company”), an exempted company incorporated under the laws of the Cayman Islands, such Shares to be delivered in the form of American depositary shares (“ADSs”) issued and delivered pursuant to (l) the MES ADS Letter Agreement dated as of June 1, 2016 (the “MES ADS Letter Agreement”),, among the Company, West Raptor Holdings, LLC (the “Seller”), U.S. Bank National Association (the “Collateral Agent,” the Seller and the Collateral Agent each, a “Depositor”, as applicable), Mandatory Exchangeable Trust (the “Trust”) and Citibank. N.A., as depositary (the “Depositary”) and (ii) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented by the MES ADS Letter Agreement (the “Deposit Agreement”), by and among the Company, the Depositary, and the Holders and Beneficial Owners of ADSs issued thereunder, to the Trust pursuant to the Forward Purchase Contract, dated as of June 1, 2016, among West Raptor Holdings, LLC and the Trust (the “Forward Purchase Contract”), such ADSs to be issued and delivered pursuant to the mandatory exchangeable securities issued by the Trust (the “Securities”) to holders of the Securities, we, as [special] United States counsel to [ ], have examined such documents and instruments, and such questions of United States federal law, as we have considered necessary or appropriate for the purpose of this opinion

Upon the basis of such examination, we advise you that the deposit of the [ ] Shares (the “Deposited Shares”) and the issuance and delivery of [ ] MES Restricted ADSs pursuant to the MES ADS Letter Agreement and upon the terms contemplated therein, do not require registration of the Deposited Shares under the Securities Act.
E-1-1

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The foregoing opinion is limited to the federal laws of the United States, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

In connection with the foregoing opinion, we have assumed (i) that it was not necessary to register the Securities under the Securities Act in connection with (x) the sale and delivery of the Securities by the Trust to the several initial purchasers pursuant to the purchase agreement (the “Purchase Agreement”), dated as of June 1, 2016, among SoftBank Group Corp., the Seller, the Trust and the several initial purchasers party thereto (the “Initial Purchasers”) or (y) the initial offer, sale and delivery of the Securities by the several Initial Purchasers, in each case in accordance with the arrangements relating to offers, sales and deliveries of the Securities as contemplated in the Purchase Agreement and in the offering circular, dated June 1, 2016 relating to the Securities and (ii) that the issuance of tire ADSs representing the Shares will be registered under the Securities Act pursuant to a Registration Statement on Form F-6 [or any successor form] filed in respect of the ADSs, assumptions that we have not independently verified

Also with your approval, we have relied information obtained from public officials, officers of the Shareholder, the Trust, the Collateral Agent, the Company, the Depositary and other sources believed by us 1o be responsible, and we have assumed that the signatures on ail documents examined by us are genuine, assumptions that we have not independently verified

This opinion is delivered by us as counsel for [ ] to you, solely for your benefit, and with the understanding that it is not to be provided or disclosed to any other person without our prior written consent.
E-1-2

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EXHIBIT E-2
to

MES ADS Letter Agreement, dated as of June 1,2016
(the “MES ADS Letter Agreement”), by and among
Aiibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory Exchangeable Trust
and
Citibank, N.A.

FORM OF OPINION TO DEPOSITARY FOR SCENARIO II MES ADS ISSUANCE

[Date of Deposit of Shares]

Citibank, N.A..
as Depositary
ADR Department 388 Greenwich Street, 14th Floor
New York. New York 10013

Alibaba Group Holding Limited

Ladies and Gentlemen

In connection with the proposed delivery of [ ] ordinary shares, par value US$[ ] per share (the “Shares”), of Alibaba Group Holding Limited (the “Company”), an exempted company incorporated under the laws of the Cayman Islands, such Shares to be delivered in the form of American depositary shares (“ADSs”) issued and delivered pursuant to (i) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ACS Letter Agreement”), among the Company, West Raptor Holdings, LLC (the “Seller”).  U.S Bank National Association (the “Collateral Agent,” the Seller and the Collateral Agent each, a “Depositor”, as applicable), Mandatory Exchangeable Trust (the “Trust”) and Citibank, N.A.-.  as depositary (the “Depositary”) and (ii) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented by the MES ADS Letter Agreement (the “Deposit Agreement”), by and among the Company, the Depositary, and the Holders and Beneficial Owners of ADSs issued thereunder, to the Trust pursuant to the Forward Purchase Contract, dated as of June 1, 2016, among West Raptor Holdings. LLC and the Trust (the “Forward Purchase Contract”), such ADSs to be issued and delivered pursuant to the mandatory exchangeable securities issued by the Trust (the “Securities”) to holders of the Securities, we, as [special] United States counsel to [ ], have examined such documents and instruments, and such questions of United States federal law, as we have considered necessary or appropriate for the purpose of this opinion.

Upon the basis of such examination, we advise you that, in our opinion, (i) the deposit of the [ ] Shares (the “Deposited Shares”) and the issuance and delivery of [ ] ADSs pursuant to the MES ADS Letter Agreement and upon the terms contemplated therein, do not require registration of the Deposited Shares under the Securities Act and (ii) the Depositors are justified in instructing the Depositary to issue ADSs representing the Shares, without endorsing upon such ADSs any legend requiring compliance with the Securities Act of 1933. as amended, or Rule 144 thereundei as a condition to the transfer thereof.
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EXECUTION COPY

The foregoing opinion is limited to the Federal laws of the United States, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

In connection with the foregoing opinion, we have assumed (i) that the registration of the Securities under the Securities Act was not required in connection with (x) the sale and delivery of the Securities by the Trust to the several initial purchasers pursuant to the purchase agreement (the “Purchase Agreement”), dated as of June 1, 2016 among SoftBank Group Corp. the Seller, the Trust and the several initial purchasers party thereto (the “Initial Purchasers”) or (y) the initial offer, sale and delivery of the Securities by the several Initial Purchasers in each case in accordance with the arrangements relating to offers, sales and deliveries of the Securities as contemplated in the Purchase Agreement and in the offering circular, dated June 1, 2016 relating to the Securities (the “Offering Circular), (ii) that the issuance of the ADSs representing the Shares will be registered under the Securities Act pursuant to a Registration Statement on Form F-6 \or any successor form] filed in respect of the ADSs, and (iii) that the holders and the beneficial owners of the Securities have complied with the ownership restriction applicable to the Securities and set forth in the Offering Circular under the section entitled “Transfer Restrictions and Notice to Investors” and the restrictive legend on the Securities, which prohibits Securities being owned by any “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company or the Trust, or any person who was such an affiliate during the preceding three months assumptions that we have not independently verified

Also, with your approval, we have relied upon other information obtained from public officials, officers of the Shareholder, the Trust, the Collateral Agent the Company, the Depositary and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions that we have not independently verified

This opinion is delivered by us as counsel for [ ] to you, solely for your benefit, and with the understanding that it is not to be provided or disclosed to any other person without our prior written consent.
E-2-2

EXECUTION VERSION

EXHIBIT F
to

MES ADS Letter Agreement, dated as of June 1,2016
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, West Raptor Holdings, LLC, U.S. Bank National
Association, Mandatory Exchangeable Trust
and
Citibank, N.A.

FORM OF OPINION TO DEPOSITARY FOR
REMOVAL OF RESTRICTIONS FROM MES RESTRICTED ADSs

[Date of Deposit of Shares]

Citibank, N.A.,
         as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York- New York 10013

Alibaba Group Holding Limited

Ladies and Gentlemen

In connection with the Company’s instruction to [describe legend removal request (i.e., exchange of MES Restricted ADSs for unlegended freely transferable MES ADSs)] delivered pursuant to (i) the MES ADS Letter Agreement, dated as of June 1, 2016 (the “MES ADS Letter Agreement”), among the Company, West Raptor Holdings, LLC (the “Seller”).  U.S. Bank National Association (the “Collateral Agent,” the Seller and the Collateral Agent each, a “Depositor”, as applicable), Mandatory Exchangeable Trust (the “Trust”) and Citibank, N.A., as depositary (the “Depositary”) and (ii) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among the Company, the Depositary and the Holders and Beneficial Owners of ADSs issued thereunder, we. as [special] United States counsel to [ ], have examined such documents and instruments., and such questions of United States federal law.  as we have considered necessary or appropriate for the purpose of this opinion

Upon the basis of such examination, we advise you that, in our opinion, the Company is justified in instructing the Depositary to exchange MEG Restricted ADSs (within the meaning of the MES ADS Letter Agreement) representing the MES Shares, for MES ADSs representing the MES Shares without any restrictive legend requiring compliance with the Securities Act or Rule 144 thereunder as a condition to the transfer thereof

The foregoing opinion is limited to the federal laws of the United States, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

In connection with the foregoing opinion, we have assumed (i) that the registration of the Securities under the Securities Act was not required in connection with (x) the sale and delivery of the Securities by the Trust to the several initial purchasers pursuant to the purchase agreement ( the “Purchase Agreement”), dated as of June 1, 2016,, among SoftBank Group Corp.. the Seller, the Trust and the several initial purchasers party thereto (the “Initial Purchasers”) or (y) the initial offer, sale and delivery of the Securities by the several Initial Purchasers, in each case in accordance with the arrangements relating to offers, sales and deliveries of the Securities as contemplated in the Purchase Agreement and in the offering circular, dated June 1, 2016 relating to the Securities (the “Offering Circular), (ii) that the issuance of the ADSs representing the Shares will be registered under the Securities Act pursuant to a Registration Statement on Form F-6 [or any successor form] filed in respect of the ADSs, and (iii) that the holders and the beneficial owners of the Securities and the ADSs have complied with the ownership restriction applicable to the Securities and the ADSs and set forth in the Offering Circular under the section entitled “Transfer Restrictions and Notice to Investors” and the restrictive legend on the Securities and the ADSs, that prohibits Securities and ADSs being owned by any “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company or, in the case of the Securities, the Trust, or any person who was such an affiliate during the preceding three months, assumptions that we have not independently verified.

Also, with your approval, we have relied upon other information obtained from public officials, officers of the Shareholder, the Trust, the Collateral Agent, the Company, the Depositary and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions that we have not independently verified.

This opinion is delivered by us as counsel for [ ] to you. solely for your benefit, and with the understanding that it is not to be provided or disclosed to any other person without our prior written consent.

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